                          POWER OF ATTORNEY

The undersigned hereby constitutes and appoints each of Charmaine Mesina and Mary Beth Towne, signing singly, the undersigned's true and lawful attorney-in-fact to:

   (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Applied Materials, Inc. (the "Company"), Forms 3,
4 and 5 in accordance with Section 16(a) of the Securities  Exchange Act of
1934 and the rules thereunder;

   (2) do and  perform  any  and  all  acts  for  and  on  behalf  of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5,  complete and execute any  amendment(s)  thereto,  and timely  file such form  with the  United  States  Securities  and  Exchange
Commission and any stock exchange or similar authority; and

   (3) take any other action of any type  whatsoever in  connection  with the foregoing  which,  in the opinion of such  attorney-in-fact,  may be of benefit  to,  in  the  best  interest  of,  or  legally  required  by,  the undersigned,  it being  understood  that  the  documents  executed  by such attorney-in-fact  on behalf of the  undersigned  pursuant  to this Power of
Attorney  shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

   The undersigned hereby grants to each such attorney-in-fact full power and  authority  to do and  perform  any and every act and thing  whatsoever requisite,  necessary  or proper to be done in the  exercise  of any of the rights and powers herein  granted,  as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,  hereby  ratifying and confirming all that such attorney-in-fact,  or such  attorney-in-fact's  substitute or  substitutes, shall  lawfully  do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in fact, in serving in such capacity at the request of the undersigned,  are not assuming,  nor is the Company assuming, any of the  undersigned's  responsibilities  to  comply  with  Section  16 of  the
Securities Exchange Act of 1934.

   This Power of Attorney shall remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the
Company,  unless  earlier  revoked by the  undersigned  in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 13th day of September, 2006.

                                   /s/ Willem P. Roelandts
                                   ----------------------------------------
                                   Willem P. Roelandts